UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report:  August 1, 2007
(Date of earliest event reported)

PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in charter)

California	000-27234	94-3007502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 226-9900

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2007, Mark Merrill resigned from his position as Vice President of Marketing of Photon Dynamics, Inc., effective August 15, 2007, to pursue other opportunities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTON DYNAMICS, INC.

Dated: August 6, 2007	By:	/s/ Carl C. Straub Jr.
Carl C. Straub Jr.
General Counsel and Secretary